UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): February 8, 2005
                                                           (February 3, 2005)
                                                           ------------------


                                    SYMS CORP
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             (Exact name of Registrant as Specified in its Charter)


                                   New Jersey
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                 (State or other Jurisdiction of Incorporation)


           1-8546                                       22-2465228
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  (Commission File Number)                    (IRS Employer Identification No.)


   Syms Way, Secaucus, NJ                                 07094
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(Address of Principal Executive Offices)                (Zip Code)


                                 (201) 902-9600
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               (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report )

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01   Entry into a Material Definitive Agreement

     On February 3, 2005, Syms Corp, a New Jersey corporation (the "Company"), entered into a contract of sale (the "Agreement") with Seitz Group, Inc., a Texas corporation (the "Purchaser"), pursuant to which, among other things, the Company has agreed to sell to the Purchaser, for an aggregate purchase price of $13,500,000, certain real property in Dallas, Texas and the buildings and improvements on such property, including the building currently the site of the Company's Dallas store.

     The Agreement is subject to a 180-day due diligence period, during which time the Purchaser shall have the opportunity to conduct a evaluation of the site. Additionally, the Purchaser's obligation to consummate the acquisition is subject to and conditioned upon the Company performing certain conditions precedent. The Company is not required to vacate the site until the ninetieth day following the closing. A copy of the Agreement is attached hereto as Exhibit 99.1

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

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 SYMS CORP


                                 By: /s/ Antone F. Moreira
                                        ---------------------
                                        Name:  Antone F. Moreira
                                        Title: Vice President, Chief Financial
                                               Officer

Date: February 8, 2005

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

                                 EXHIBIT INDEX

Exhibit Number         Description

99.1 Contract of Sale, dated as of February 3, 2005, between Syms Corp and Seitz Group, Inc.

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